                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



             ------------------------------------------------------



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 1998



             ------------------------------------------------------



                                 CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)





             DELAWARE                 0-27470                 54-725021
  (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer)
                of
          incorporation or                                 Identification No.)
          organization)




             2100 RESTON PARKWAY
               RESTON, VIRGINIA                                 20191
    (Address of principal  executive offices)                (Zip Code)





      Registrant's telephone number, including area code: (703) 620-4200

ITEM 5.     OTHER EVENTS

On July 16, 1998, CyberCash, Inc. ("CyberCash") issued a press release announcing the consummation on of a $15 million private placement with two private equity funds. That press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

    99   Press Release
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CyberCash, Inc.



July 16, 1998                           By:   /s/ James J. Condon
                                              -------------------
                                              James J. Condon
                                              Chief Operating Officer and
                                              Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
   99           Press Release

                                       2